Fair Value of Financial Instruments	12 Months Ended
Jun. 30, 2025
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments	Fair Value of Financial Instruments
The FASB defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous markets for the asset and liability in an orderly transaction between market participants at the measurement date. We estimate fair value of our financial instruments utilizing an established three-level hierarchy in accordance with U.S. GAAP. The hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date as follows:
•Level 1 – Valuation is based upon unadjusted quoted prices for identical assets or liabilities in active markets.
•Level 2 – Valuation is based upon quoted prices for similar assets and liabilities in active markets, or other inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instruments.
•Level 3 – Valuation is based upon other unobservable inputs that are significant to the fair value measurements.
The classification of fair value measurements within the hierarchy is based upon the lowest level of input that is significant to the measurement.
We had entered into an interest rate swap with a notional amount of $1,075 million to limit the exposure to our variable interest rate debt by effectively converting it to a fixed interest rate. Through February 28, 2023, we received payments based on the one-month LIBOR and made payments based on a fixed rate of 1.52%. We received payments with a floor of 0.00%. The initial notional amount of the interest rate swap decreased to $825 million in June 2022, and remained at that amount through its expiration on September 24, 2024. On March 20, 2023, we amended our $825 million interest rate swap (“Amended Swap”), effective as of February 28, 2023, to replace the current reference rate (LIBOR) with SOFR, to be consistent with Amendment no. 1 to the Credit Agreement. See Note 7. Debt for further information. Under the Amended Swap, we received payments based on the one-month SOFR and made payments based on a fixed rate of 1.42%. Through its expiration on September 24, 2024, we received payments with a floor of 0.10%. We designated this instrument as a cash flow hedge, and deemed the hedge relationship effective at inception of the contract and the amended contract. The interest rate swap expired on September 30, 2024. The fair value of the interest rate swap of $8 million is recognized in the Consolidated Balance Sheet within Prepaid and other current assets and Other assets as of June 30, 2024.
On February 23, 2022, we entered into an interest rate cap (“the Cap”) with an effective date of July 1, 2023. On March 20, 2023, we amended the Cap to replace the current reference rate (LIBOR) with SOFR, to be consistent with Amendment No. 1 to the Credit Agreement. See Note 7. Debt for further information. The Cap manages our exposure to interest rate movements on a portion of our floating rate debt. The Cap provides us with the right to receive payment if one-month SOFR exceeds 1.92%. Beginning in July 2023, we began to pay a fixed monthly premium based on an annual rate of 0.853% for the Cap. The Cap will carry a notional amount ranging from $500 million to $1,500 million. On September 1, 2024, we increased the notional amount from $500 million to $1,500 million. The fair value of the interest rate cap of $17 million and $50 million is recognized in the Consolidated Balance Sheets within prepaid and other current and other assets as of June 30, 2025 and June 30, 2024, respectively.
The Cap, as amended, is designed to mirror the terms of the Company’s Credit Agreement as amended on March 31, 2023. We designated the Cap as a cash flow hedge of the variability of the SOFR based interest payments on the Term Facilities. Every period over the life of the hedging relationship, the entire change in fair value related to the hedging instrument will first be recorded within AOCI. Amounts accumulated in AOCI will be reclassified into interest expense in the same period or periods in which interest expense is recognized on the Credit Agreement, or its direct replacement. The fair value of the Cap is determined using widely accepted valuation techniques and reflects the contractual terms of the Cap including the period to maturity, and while there are no quoted prices in active markets, it uses observable market-based inputs, including interest rate curves. The fair value analysis also considers a credit valuation adjustment to reflect nonperformance risk of both the Company and the single counterparty. The Cap is classified as a Level 2 item within the fair value hierarchy.
We estimated the fair value of the Senior Notes, Term A Facility and Term B Facility (“Debt Facilities”) based on quoted market prices as of the last trading day prior to June 30, 2025; however, the Debt Facilities have only a limited trading volume and as such this fair value estimate is not necessarily the value at which the Debt Facilities could be retired or transferred. We concluded that this fair value measurement should be categorized within Level 2. The carrying values of the Debt Facilities are net of unamortized discount and issuance costs. See Note 7. Debt for further information on the Company’s debt facilities.
The fair value and carrying value of the Debt Facilities were as follows ($000):

	June 30, 2025		June 30, 2024
	Fair Value	Carrying Value	Fair Value	Carrying Value
Senior Notes	$973,190	$985,034	$938,193	$984,061
Term A Facility	632,960	616,234	777,564	762,039
Term B Facility	2,108,938	2,065,880	2,390,497	2,334,701
Our borrowings, including our lease obligations and the Debt Facilities, are considered Level 2 among the fair value hierarchy.
Cash and cash equivalents are considered Level 1 among the fair value hierarchy and approximate fair value because of the short-term maturity of those instruments.
At June 30, 2025, total restricted cash of $724 million includes $720 million of cash in Silicon Carbide LLC that is restricted for use only by that subsidiary and $4 million of cash restricted for other purposes in other entities. At June 30, 2024, total restricted cash of $864 million included $858 million of cash in Silicon Carbide LLC that is restricted for use only by that subsidiary and $5 million of cash restricted for other purposes in other entities. The restricted cash is invested in money market accounts and time deposits, with maturities of one year or less, that are held-to-maturity, are considered Level 1 among the fair value hierarchy and approximate fair value. Restricted cash that is expected to be spent and released from restriction after 12 months is classified as non-current on the Consolidated Balance Sheets.
We, from time to time, purchase foreign currency forward exchange contracts, that permit us to sell specified amounts of these foreign currencies for pre-established U.S. dollar amounts at specified dates that represent assets or liabilities on the balance sheets of certain subsidiaries. These contracts are entered into for the purposes of limiting translational exposure to changes in currency exchange rates and which otherwise would expose our earnings, on the revaluation of our aggregate net assets or liabilities in respective currencies, to foreign currency risk. At June 30, 2025, we had no foreign currency forward contracts. The fair values of these instruments, when outstanding, are measured using valuations based upon quoted prices for similar assets and liabilities in active markets (Level 2) and are valued by reference to similar financial instruments, adjusted for credit risk and restrictions and other terms specific to the contracts. Realized gains related to these contracts for the year ended June 30, 2025 were $16 million and for June 30, 2024 and June 30, 2023 were losses of $15 million and gains of $0.2 million, respectively, and were included in Other expense (income), net in the Consolidated Statements of Earnings (Loss).
Our non-financial assets, such as goodwill, intangible assets, and property, plant and equipment, are assessed for impairment when an event or circumstance indicates that a decline in value may have occurred. See Note 1. Nature of Business and Summary of Significant Accounting Policies for further information.